                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002



                                 URS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                1-7567                                94-1381538
         (Commission File No.)           (I.R.S. Employer Identification No.)


                        100 CALIFORNIA STREET, SUITE 500,
                      SAN FRANCISCO, CALIFORNIA 94111-4529
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 774-2700
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.2        Supplemental Information Concerning URS and the Acquisition of
            Carlyle-EG&G Holdings Corp. and Lear Siegler Services, Inc.


ITEM 9.     REGULATION FD DISCLOSURE

We are electing to furnish under Item 9 certain supplemental information concerning us and our business, Carlyle-EG&G Holdings Corp. and Lear Siegler Services, Inc. (the "EG&G businesses"), and our acquisition of the EG&G businesses (the "EG&G acquisition"). This supplemental information is set forth as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit 99.2 contains forward-looking statements that are based on management's current expectations and beliefs, but are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described. All statements in Exhibit 99.2, other than statements of historical fact, are statements that could be deemed forward-looking statements. For example, statements about our ability to meet the conditions to the closing of the EG&G acquisition; the integration of the EG&G businesses with our operations and the costs we expect to incur and the benefits we expect to realize from the EG&G acquisition; our financial performance and the effect that the EG&G acquisition will have on our financial performance, including our possible or assumed future results of operations; our level of indebtedness after the consummation of the EG&G acquisition, our ability to service our debt, and our dependence on our subsidiaries for funds; our business strategy and ability to maximize the value of the EG&G acquisition from a strategic perspective; our ability to continue to generate substantial business revenues from our government contracts, which may be terminated-- at the government's convenience at any time; our competitive position on a going-forward basis in light of the EG&G acquisition; our ability to comply with the rules and regulations applicable to government contractors and to successfully complete routine audits and



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investigations related thereto; our ability to accurately estimate project costs; our ability to attract and retain qualified professionals; our ability to successfully implement our new enterprise resource program system without experiencing any significant delays in billing as a result thereof; any potential liability in legal proceedings; and our ability to maintain or improve our financial performance in light of current and future economic conditions. In some cases, forward-looking statements can be identified by words such as "may," "will," "expect," "intend," "plan," "anticipate," "estimate," "potential" or "continue" or the negatives of these words or other comparable words. We have based these forward-looking statements on our beliefs and assumptions as well as information currently available to us. Forward-looking statements involve known and unknown risks and uncertainties that may cause our results, levels of activity, performance or achievements or those of our industry to be materially different from those expressed in or implied by the forward-looking statements. We urge you to consider carefully the information set forth in Exhibit 99.2 under "Risk Factors," which identifies and discusses some of the important factors that could cause our actual results to differ materially from those in any forward-looking statements. We do not intend to update Exhibit 99.2, and assume no obligation and expressly disclaim any duty to update or revise any information contained therein.





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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    URS CORPORATION

Dated: August 2, 2002               By: /s/ David C. Nelson
                                        --------------------------------------
                                    David C. Nelson
                                    Vice President and Corporate Treasurer









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.2        Supplemental Information Concerning URS and the Acquisition of
            Carlyle-EG&G Holdings Corp. and Lear Siegler Services, Inc.










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